Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the filing of the Quarterly Report on Form 10-Q of Ginkgo Bioworks Holdings, Inc. (the “Company”) for the quarterly period ended September 30, 2023 with the Securities and Exchange Commission on the date hereof (the “Report”), I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
(2)The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: November 8, 2023	By:	/s/ Mark Dmytruk
Mark Dmytruk
Chief Financial Officer
(Principal Financial Officer)